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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        DATE OF REPORT: February 16, 2001
                        (Date of earliest event reported)


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                             DAW TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


   UTAH                                0-21818             87-0464280
(State or other jurisdiction    Commission File Number    (I.R.S. Employer
of incorporation)                                         Identification Number)

  2700 SOUTH 900 WEST
  SALT LAKE CITY, UTAH                                       84119
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (801) 977-3100


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On February 16, 2001, the Company issued a press release announcing the election of Michael J. Shea as President of the Company and the appointment of Robert G. Chamberlain as Co-Chairman of the Board of Directors. The press release also announced that Ronald W. Daw would resign as Chief Executive Officer and Chairman of the Board of the Company effective approximately July 1, 2001. Mr. Daw will remain on the Board of Directors. Attached as Exhibit 99.1 is a copy of the press release issued on February 16, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit                    Description
-------                    -----------

  99.1      Press Release issued by Daw Technologies, Inc. on February 16, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date:           February  20 , 2001          DAW TECHNOLOGIES, INC.
                           ----


                                               By:    /s/  Randy K. Johnson
                                                      ------------------------
                                               Name:  Randy K. Johnson
                                               Title: Vice President, Secretary
                                                      and General Counsel


                                  EXHIBIT INDEX

                  EXHIBIT NUMBER                 DESCRIPTION

                       99.1                      Press Release